UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2009

Date of report (Date of earliest event reported)

L-1 IDENTITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-33002	02-08087887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 504 – 1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 11, 2009, L-1 Identity Solutions, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial 8-K”) to report its results of operations and financial condition for the fiscal year ended December 31, 2008. Also on February 11, 2009, the Company conducted a pre-announced conference call to discuss its operating results and outlook. The Company is filing this amendment to provide the transcript of the conference call.

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2009, in connection with its annual earnings release, the Company conducted a conference call to discuss its operating results and outlook. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.2	Transcript of conference call conducted by the Company on February 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Mark S. Molina

Name: Mark S. Molina

Title:   Executive Vice President, Chief

Legal Officer & Secretary

Date: February 12, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.2	Transcript of conference call conducted by the Company on February 11, 2009.